SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 3, 2000

                               DETOUR MAGAZINE, INC.
                 (Exact Name of Registrant as Specified in Charter)

           Colorado                 0-25388              84-1156459
  (State of Other Jurisdiction    (Commission          (IRS Employer
         of Incorporation)        File Number)       Identification No.)


                        7060 Hollywood Blvd., Suite 1150
                             Los Angeles, California
                    (Address of Principal Executive Officers)


                                     90028
                                   (Zip Code)


                                 (213) 469-9444
                         (Registrant's Telephone Number)


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     ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On April 3, 2000, Detour Magazine, Inc. hired a new independent accountant, Grant Thornton LLP, as its independent accountant to audit its financial statements for the year ended December 31, 1999. Prior to such engagement, the Company did not consult with Grant Thornton LLP regarding the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 7, 2000                   DETOUR MAGAZINE, INC.


                                       By:    /S/ EDWARD T. STEIN
                                           ----------------------------------
                                              Name:   Edward T. Stein
                                              Title:  Chairman of the Board


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